UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2006

CENTURY REALTY TRUST

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	0-7716 (Commission File Number)	35-1284316 (I.R.S. Employer Identification No.)

823 Chamber of Commerce Building, Indianapolis, Indiana (Address of Principal Executive Offices)		46204 (Zip Code)

(317) 632-5467

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISITNG RULE OR STANDARD; TRANSFER OF LISTING

(d)

In connection with the liquidation of the Registrant approved by the Registrant’s shareholders on August 30, 2006, the Registrant’s Board of Trustees has authorized the officers of the Trust to request delisting of the Trust’s shares from the Nasdaq Capital Market, effective prior to the opening of trading on November 13, 2006.

ITEM 8.01.  OTHER EVENTS

On November 3, 2006, the Registrant issued a press release announcing an initial liquidation distribution of $18.25 per share to shareholders of record as of November 10, 2006. A copy of the press release announcing the declaration of the distribution is being filed as Exhibit 99 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)

Not applicable.

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

99

Press Release dated November 3, 2006

______________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY REALTY TRUST

Date:  November 3, 2006

By:    /s/John I. Bradshaw, Jr.

         Name:

John I. Bradshaw, Jr.

         Title:

President